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                                                                    Exhibit 10.F

                                    Guaranty

          GUARANTY dated as of August 21, 2001 by each of the Subsidiaries of FINOVA Capital Corporation (the "Borrower") set forth on the signature pages hereof or which becomes a party hereto pursuant to Section 23 hereof (each a "Subsidiary Guarantor"), in favor of Berkadia LLC (the "Lender") and The FINOVA Group Inc. (the "Holder" and, together with the Lender, the "Secured Parties").

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement dated as of August 21, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between the Lender and the Borrower, the Lender has agreed to make a single loan of $5.6 billion to the Borrower upon the terms and subject to the conditions set forth therein; and

          WHEREAS, the Borrower has issued and may issue promissory notes comprising the Intercompany Note to the Holder; and

          WHEREAS, the Holder has issued and may issue the Senior Notes pursuant to the Indenture, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), between the Holder and The Bank of New York, as the indenture trustee (in such capacity, the "Indenture Trustee"); and

          WHEREAS, each Subsidiary Guarantor is a direct or indirect Subsidiary of the Borrower; and

          WHEREAS, each Subsidiary Guarantor will receive substantial direct and indirect benefits from the making of the Loan and the arrangements under the Indenture and the Intercompany Note; and

          WHEREAS, it is a condition precedent to the obligation of the Lender to make the loan to the Borrower under the Credit Agreement and the obligation of the holders of the Senior Notes under the Indenture to accept the Senior Notes that the Subsidiary Guarantors shall have executed and delivered this Agreement to the Lender and the Holder;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.  Definitions.
                      -----------

          (a) Capitalized terms defined in the Credit Agreement and used herein but not otherwise defined herein have the meanings given to them in the Credit Agreement.

          (b)  The following terms shall have the following meanings:

          "Events of Default" means, collectively, "Events of Default" (as defined in the Credit Agreement) and the Events of Default set forth in the Intercompany Note.

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          "Obligations" means, collectively, the Loan Document Obligations and the unpaid principal of and interest on the Intercompany Note and all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate provided in the Intercompany Note after the maturity thereof and interest accruing at the then applicable rate provided therein after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Holder, whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Intercompany Note or any other Loan Document, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including all legal fees of the Holder that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          Section 2.  Guaranty.
                      --------

          (a) To induce the Lender to make the Loan and the Indenture Trustee and the Holder to enter into the arrangements under the Indenture and the Intercompany Note, each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document or the Intercompany Note, of all of the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrower, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

          (b) Each Subsidiary Guarantor further agrees that, if any payment made by the Borrower or any other person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Secured Parties to the Borrower, its estate, trustee, receiver or any other party, including any Subsidiary Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any such Subsidiary Guarantor's liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Subsidiary Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Subsidiary Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

          Section 3. Limitation of Guaranty. Any term or provision of this
                     ----------------------
Guaranty, any other Loan Document or the Intercompany Note to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Subsidiary Guarantor shall be

                                       2
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liable shall not exceed the maximum amount for which such Subsidiary Guarantor can be liable without rendering this Guaranty, any other Loan Document or the Intercompany Note, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect (a) to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder) and (b) to the value as assets of such Subsidiary Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Subsidiary Guarantor pursuant to (i) applicable law, (ii) Section 4 of this Guaranty or
(iii) any other agreement providing for an equitable allocation among such Subsidiary Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Guaranty or other guaranties of the Obligations by such parties.

          Section 4. Contribution. To the extent that any Subsidiary Guarantor
                     ------------
shall be required hereunder to pay a portion of the Obligations which shall exceed the greater of (i) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Loan and (ii) the amount which such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by the Borrower and Parent) in the same proportion as such Subsidiary Guarantor's net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement hereunder is sought, then such Subsidiary Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Subsidiary Guarantors at the date enforcement hereunder is sought. For the avoidance of doubt, the Secured Parties have no obligation to contribute to any Subsidiary Guarantor, or reimburse such Subsidiary Guarantor for, any such excess amount.

          Section 5. Authorization; Other Agreements. The Lender, with respect
                     -------------------------------
to the Credit Agreement and the other Loan Documents, and the Holder, with respect to the Intercompany Note, is hereby authorized, for purposes of the obligations of the Subsidiary Guarantors under this Guaranty, without notice to or demand upon any Subsidiary Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of any Subsidiary Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

          (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, the other Loan Documents and the Intercompany Note) now or hereafter executed by the Borrower and delivered to the Lender or the Holder, including, without limitation, any increase or decrease of principal or the rate of interest thereon;

          (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement

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in respect of the Obligations (including the other Loan Documents and the
Intercompany Note) now or hereafter executed by the Borrower and delivered to the Lender or the Holder;

          (c) accept partial payments on the Obligations;

          (d) receive, take and hold additional security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

          (e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

          (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;

          (g) apply to the Obligations any and all payments or recoveries from the Borrower, from any other guarantor, maker or endorser of the Obligations or any part of them or from any Subsidiary Guarantor to the Obligations in such order as provided herein whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

          (h) apply any and all payments or recoveries from any Subsidiary Guarantor of the Obligations or sums realized from security furnished by such Subsidiary Guarantor upon its indebtedness or obligations to the Lender or the Holder whether or not such indebtedness or obligations relate to the Obligations; and

          (i) refund at any time any payment received by the Lender or the Holder in respect of any of the Obligations, and payment to the Lender or the Holder of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Subsidiary Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Subsidiary Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations which impairs any subrogation, reimbursement or other right of such Subsidiary Guarantor).

          Section 6. Guaranty Absolute and Unconditional. Each Subsidiary
                     -----------------------------------
Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

          (a) the invalidity or unenforceability of any of the Borrower's obligations under the Credit Agreement, any other Loan Document, the Intercompany Note or any other

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agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;

          (b) the absence of any attempt to collect the Obligations or any part of them from the Borrower or other action to enforce the same;

          (c) failure by any of the Secured Parties or the Collateral Trustee to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

          (d) any Secured Party's election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

          (e) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

          (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claim (or claims) of any Secured Party for repayment of the Obligations ;

          (g) any use of cash collateral under Section 363 of the Bankruptcy
Code;

          (h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

          (i) the avoidance of any Lien in favor of any Secured Party or the Collateral Trustee for any reason;

          (j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Subsidiary Guarantor or any of the Borrower's other Subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Obligations (or any part of them or interest thereon) in or as a result of any such proceeding;

          (k) failure by any Secured Party to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

          (l) any action taken by any Secured Party that is authorized hereby;

          (m) any election following the occurrence of an Event of Default by any of the Secured Parties or the Collateral Trustee, as applicable, to proceed separately against the personal property Collateral in accordance with such Person's rights under the UCC (as defined in the Pledge and Security Agreement) or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Person's rights with respect to such real property; or

          (n) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

          Section 7. Waivers. Each Subsidiary Guarantor hereby waives diligence,
                     -------
promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any other Subsidiary Guarantor. Each Subsidiary Guarantor shall not, until the Obligations are irrevocably paid in full, assert any claim or counterclaim it may have against the Borrower or any other Subsidiary Guarantor or set off any of its obligations to the Borrower against any obligations of the Borrower or any other Subsidiary Guarantor to it. In connection with the foregoing, each Subsidiary Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

          Section 8. Reliance. Each Subsidiary Guarantor hereby assumes
                     --------
responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Subsidiary Guarantor hereby agrees that the Lender shall not have any duty to advise any Subsidiary Guarantor of information known to it regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Subsidiary Guarantor, the Lender shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which the Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Subsidiary Guarantor.

          Section 9. Waiver of Subrogation and Contribution Rights. Until the
                     ---------------------------------------------
Obligations have been irrevocably paid in full, each Subsidiary Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Secured Parties against the Borrower or any other Subsidiary Guarantor or any right of reimbursement or contribution or similar right against the Borrower or any other Subsidiary Guarantor by reason of this Agreement or by any payment made by any Subsidiary Guarantor in respect of the Obligations.

          Section 10.  Subordination.
                       -------------

          (a) The Holder hereby agrees that any Indebtedness of the Borrower or any Subsidiary Guarantor now or hereafter owing to the Holder, whether heretofore, now or hereafter created (the "Intercompany Note Subordinated Debt"), is hereby subordinated to all of the Obligations, and that, except as permitted by the Credit Agreement (but only when such payment is so required), the Intercompany Note Subordinated Debt shall not be paid in whole or in part until the Loan Document Obligations have been paid in full and the Credit Agreement is terminated and of no further force or effect. The Holder shall not accept any payment of or on account of any Intercompany Note Subordinated Debt at any time in contravention of the foregoing. Each payment on the Intercompany Note Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the Holder as trustee for the Lender and shall be paid over to the Collateral Trustee immediately on account of the Obligations, but without otherwise affecting in any manner such Holder's liability hereof.

          (b) Each Subsidiary Guarantor hereby agrees that any Indebtedness of
              ---------------------------------------------
the Borrower now or hereafter owing to such Subsidiary Guarantor, whether heretofore, now or

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hereafter created (the "Subsidiary Guarantor Subordinated Debt"), is hereby subordinated to all of the Obligations, and that, except as permitted by the Credit Agreement and the Intercompany Note (but only when such payment is so required), the Subsidiary Guarantor Subordinated Debt shall not be paid in whole or in part until the Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Subsidiary Guarantor shall accept any payment of or on account of any Subsidiary Guarantor Subordinated Debt at any time in contravention of the foregoing. Until the payment in full of the Loan Document Obligations, upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, the Borrower shall pay to the Lender any payment of all or any part of the Subsidiary Guarantor Subordinated Debt and any amount so paid to the Lender shall be applied to payment of the Loan Document Obligations as provided in the Credit Agreement. From and after the payment in full of the Loan Document Obligations, upon the occurrence and during the continuance of an Event of Default under the Intercompany Note, the Borrower shall pay to the Holder any payment of all or any part of the Subsidiary Guarantor Subordinated Debt and any amount so paid to the Holder shall be applied to payment of the Obligations as provided in the Intercompany Note. Each payment on the Subsidiary Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Subsidiary Guarantor as trustee for the Lender or the Holder, as applicable, and shall be paid over to the Collateral Trustee immediately on account of the Obligations, but without otherwise affecting in any manner such Subsidiary Guarantor's liability hereof.

          Section 11. Default; Remedies. The obligations of each Subsidiary
                      -----------------
Guarantor hereunder are independent of and separate from the Obligations. If any of the Obligations is not paid when due, or upon any Event of Default or upon any default by the Borrower as provided in any other instrument or document evidencing all or any part of the Obligations, until the payment in full of the Loan Document Obligations, the Lender, and thereafter the Holder, may, at its sole election, proceed directly and at once, without notice, against any Subsidiary Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Borrower or any other guarantor of the Obligations, or against any Collateral under the Loan Documents or the Intercompany Note or joining the Borrower or any other guarantor in any proceeding against any Subsidiary Guarantor.

          Section 12. Irrevocability. This Guaranty shall be irrevocable as to
                      --------------
any and all of the Obligations until all monetary Obligations outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Subsidiary Guarantor or its successors or assigns, and at the cost and expense of such Subsidiary Guarantor or its successors or assigns, the Lender or the Holder, as applicable, shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

          Section 13. Setoff. Until the payment in full of the Loan Document
                      ------
Obligations, at any time after maturity of the Loan Document Obligations, the Lender may, without notice to any Subsidiary Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (a) any indebtedness due or to become due from the Lender or its Affiliates to such Subsidiary Guarantor and (b) any moneys, credits or other property belonging to such Subsidiary Guarantor at any time held by or coming into the possession of the Lender or any of its respective Affiliates. From and after the payment in full of the Loan Document Obligations, at any time after maturity of the

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Obligations under the Intercompany Note, the Holder may (unless the Obligations under the Intercompany Note have been irrevocably paid in full), without notice to any Subsidiary Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (a) any indebtedness due or to become due from the Holder or its Affiliates to such Subsidiary Guarantor and (b) any moneys, credits or other property belonging to such Subsidiary Guarantor at any time held by or coming into the possession of the Holder or any of its respective Affiliates.

          Section 14. No Marshalling. Each Subsidiary Guarantor consents and
                      --------------
agrees that neither the Secured Parties nor any Person acting for or on behalf of any Secured Party shall be under any obligation to marshal any assets in favor of any Subsidiary Guarantor or against or in payment of any or all of the Obligations.

          Section 15. Enforcement; Amendments; Waivers. No delay on the part of
                      --------------------------------
the Secured Parties in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents, the Intercompany Note or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by the Lender of any such right or remedy shall preclude any further exercise thereof. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Collateral Trust Agreement. Failure by the Secured Parties at any time or times hereafter to require strict performance by the Borrower, any Subsidiary Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any of the provisions, covenants, warranties, terms and conditions contained in any of the Loan Documents or the Intercompany Note now or at any time or times hereafter executed by such Persons and delivered to the Lender or the Holder shall not waive, affect or diminish any right of the Lender or the Holder at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Lender, the Holder or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or such Subsidiary Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement or the Intercompany Note. No waiver of any Event of Default by the Lender or the Holder shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Lender or the Holder permitted hereunder shall in any way affect or impair the Lender's or the Holder's rights and remedies or the obligations of any Subsidiary Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Lender or the Holder shall be conclusive and binding on each Subsidiary Guarantor irrespective of whether such Subsidiary Guarantor was a party to the suit or action in which such determination was made.

          Section 16. Successors and Assigns. This Guaranty shall be binding
                      ----------------------
upon each Subsidiary Guarantor and upon the successors and assigns of such Subsidiary Guarantors and shall inure to the benefit of the Lender, the Holder and their respective successors and assigns (including, without limitation, any Participant in the Loan); all references herein to the Borrower and to the Subsidiary Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Subsidiary Guarantors and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

          Section 17. Representations and Warranties; Covenants. Each Subsidiary
                      -----------------------------------------
Guarantor hereby (a) represents and warrants that each of the representations and warranties as to it made by the Borrower in Section 3 of the Credit Agreement is true and correct on each date as required by Section 4.16 of the Credit Agreement, (b) agrees to take each action that the Borrower is required to cause it to take under Section 5 of the Credit Agreement, (c) agrees to refrain from taking each action that the Borrower is prohibited from permitting it to take under Section 6 of the Credit Agreement, and (d) agrees to take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Subsidiary Guarantor.

          Section 18. Governing Law. This Guaranty and the rights and
                      -------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          Section 19.  Submission to Jurisdiction; Service of Process.
                       ----------------------------------------------

          (a) Any legal action or proceeding with respect to this Guaranty, and any of the other Loan Documents and the Intercompany Note, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Subsidiary Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Subsidiary Guarantor hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) The Secured Parties may serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against a Subsidiary Guarantor in any other jurisdiction.

          (c) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase Dollars with such other currency at the spot rate of exchange quoted by the Bank of New York at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

          Section 20. Waiver of Jury Trial. Each Secured Party and each
                      --------------------
Subsidiary Guarantor irrevocably waives trial by jury in any action or proceeding with respect to this Guaranty and any of the other Loan Documents and the Intercompany Note.

          Section 21. Notices. Any notice or other communication herein required
                      -------
or permitted shall be given as provided in Section 8.2 of the Credit Agreement and Section 4 of the Intercompany Note and, in the case of any Subsidiary Guarantor, to such Subsidiary Guarantor in care of the Borrower.

          Section 22. Severability. Wherever possible, each provision of this
                      ------------
Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          Section 23. Additional Guarantors. Each of the Subsidiary Guarantors
                      ---------------------
agrees that, if pursuant to the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Subsidiary Guarantor to become a Subsidiary Guarantor hereunder, or if for any reason the Borrower desires any such Subsidiary to become a Subsidiary Guarantor hereunder, such Subsidiary shall, and any Subsidiary Guarantor who controls such Subsidiary shall cause such Subsidiary to, execute and deliver to the Secured Parties a Guaranty Supplement in substantially the form of Exhibit A attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Subsidiary Guarantor party hereto on the Closing Date.

          Section 24. Release of Guarantors. Upon the release of all of the
                      ---------------------
Capital Stock of any Subsidiary Guarantor pursuant to Section 7.4 of the Collateral Trust Agreement, this Guaranty shall terminate with respect to such Subsidiary Guarantor, and such Subsidiary Guarantor shall no longer be a party to this Guaranty.

          Section 25. Collateral; Intercompany Note. Each Subsidiary Guarantor
                      -----------------------------
hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Security Documents executed by it in favor of the Collateral Trustee. The Holder hereby acknowledges that the Holder's rights under the Intercompany Note and this Guaranty are pledged to the Collateral Trustee under the Security Documents and that such rights may only be exercised by the Collateral Trustee.

          Section 26. Costs and Expenses. Each Subsidiary Guarantor agrees to
                      ------------------
pay or reimburse the Secured Parties upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Secured Parties in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

          Section 27. Waiver. Each Subsidiary Guarantor hereby irrevocably and
                      ------
unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damage in any legal action or proceeding in respect of this Guaranty, any of the other Loan Documents or the Intercompany Note.

          Section 28. Entire Agreement. This Guaranty, taken together with all
                      ----------------
of the other Loan Documents and the Intercompany Note executed and delivered by the Subsidiary Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

          In witness whereof, this Guaranty has been duly executed by the Subsidiary Guarantors as of the day and year first set forth above.

FINOVA Capital Corporation
Cactus Resort Properties, Inc.
Cactus Resort Properties II, Inc.
Desert Communications I, Inc.
Desert Communications II, Inc.
Desert Communications III, Inc.
Desert Communications VI, Inc.
Desert Communications VII Inc.
Desert Island Capital Corporation
FCS 525, Inc.
FCS 517, Inc.
FFC Distribution Corporation
FINOVA Aircraft Management, Inc.
FINOVA Acquisition Corporation
FINOVA Denmark, Inc.
FINOVA Fund Investments, Inc.
FINOVA Fund Investments II, Inc.
FINOVA Fund Investments III, Inc.
FINOVA Fund Investments IV, Inc.
FINOVA Loan Administration Inc.
FINOVA Mezzanine Capital Inc.
IOL 2000; Inc.
Sherwood, Inc.
SWS 5, Inc.
SWS 6, Inc.
Vision 2000, Inc.
Vision 2000 Technologies, Inc.
FINOVA Portfolio Services, Inc.
FINOVA Public Finance, Inc.
FINOVA Realty Mezzanine Inc.
F[NOVA Resort Investments Company
FINOVA Shelf Corporation
FINOVA Technology Finance, Inc.
Greyhound Real Estate Investment BRB Inc.
Greyhound Real Estate Investment Eleven Inc.
Greyhound Real Estate Investment Seven Inc.
Greyhound Real Estate Investment Two Inc.
New Jersey Realty Corporation II
New York Realty Corporation II
TriContinental Leasing of Puerto Rico, Inc.
Wisconsin Hotel Operating Corporation

By: /s/ Richard Lieberman
    ---------------------
Name: Richard Lieberman
Title:  Assistant Secretary


FINOVA (Cayman) Capital Ltd.

By:  /s/ William J. Hallinan
     -----------------------
Name: William J. Hallinan
Title:  Senior Vice President


Greyfin (Nassau) Limited

By:  ________________________

Name:  ______________________

Title: ______________________


Greyfin Corporation

By:  ________________________

Name:  ______________________

Title: ______________________



CACTUS REPORT PROPERTIES III, LLC

SOLE MEMBER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation

By:/s/ Richard Lieberman
   ---------------------
Name: Richard Lieberman
Title:  Secretary


SMITH BROADCASTING GROUP OF ALASKA, L.P.
----------------------------------------

GENERAL PARTNER:

SMITH TELEVISION OF ALASKA, L.P

  By:  SMITH BROADCASTING GROUP OSKA, INC.,
       a Delaware corporation

  Its:  General Partner

By:  ________________________

Name:  ________________________

Title:  ________________________


CONSTEL COMMUNICATIONS, L.P.
----------------------------

GENERAL PARTNER:

CR COMMUNICATIONS, INC.,
a Maryland corporation

By:  ___________________________

Name:  _________________________

Title:  ________________________


SOUTHTEL COMMUNICATIONS, L.P.
----------------------------

GENERAL PARTNER:

SCR COMMUNICATIONS, INC.,
a Maryland corporation

By:  ___________________________

Name:  _________________________

Title:  ________________________


FINOVA AIRCRAFT INVESTORS, LLC
------------------------------

MANAGING MEMBER:

FINOVA AIRCRAFT MANAGEMENT, INC.

By: /s/ Richard Lieberman
    ---------------------
Name:  Richard Lieberman
       -----------------
Title:  ________________________


FINOVA CORPORATE FINANCE RECEIVABLES LLC
----------------------------------------

FINOVA CORPORATE FINANCE RECEIVABLES LLC

By: /s/ Richard Lieberman
    ---------------------
Name:  Richard Lieberman
       -----------------
Title:  ________________________


FINOVA FRANCHISE RECEIVABLES LLC
--------------------------------

FINOVA FRANCHISE RECEIVABLES LLC

By: /s/ Richard Lieberman
    ---------------------
Name:  Richard Lieberman
       -----------------
Title:  ________________________


FINOVA INTERNATIONAL FINANCE LLC
--------------------------------

SOLE MEMBER:

FINOVA CAPITAL CORPORATION,

a Delaware corporation

By: /s/ Richard Lieberman
    ---------------------
Name: Richard Lieberman
Title:   Secretary


FINOVA RESORT ASSETS COMPANY L.L.
---------------------------------

SOLE MEMBER:

FINOVA CAPITAL CORPORATION,

a Delaware corporation

By: /s/ Richard Lieberman
    ---------------------
Name: Richard Lieberman
Title:   Secretary


FINOVA VENTANA LLC
------------------

SOLE MEMBER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation

By: /s/ Richard Lieberman
    ---------------------
Name: Richard Lieberman
Title:   Secretary


RJ CAPITAL LLC
--------------

MANAGER:

FFC DISTRIBUTION CORPORATION,
a California corporation

By: /s/ Richard Lieberman
    ---------------------
Name:  Richard Lieberman
       -----------------
Title:  _______________________


STEINER REALTY LIMITED PARTNERSHP-II NJ
----------------------------------------

GENERAL PARTNER:

NEW JERSEY REALTY CORPORATION II

By: /s/ Richard Lieberman

Name:  Richard Lieberman
       -----------------
Title:  _______________________


STEINER REALTY LIMITED PARTNERSHIP-II NY
----------------------------------------

GENERAL PARTNER:

NEW YORK REALTY CORPORATION II

By: /s/ Richard Lieberman
    ---------------------
Name:  Richard Lieberman
       -----------------
Title:  _______________________


STEINER REALTY LIMITED PARTNERSHIP-II OH
----------------------------------------

GENERAL PARTNER:

GREYHOUND REAL ESTATE ELEVEN, INC

By: /s/ Richard Lieberman
    ---------------------
Name:  Richard Lieberman
       -----------------
Title:  _______________________


     IN WITNESS WHEREOF, this Guaranty has been duly executed by the Subsidiary Guarantors as of the date firs above written.

                              FINOVA CAPITAL PLC

                              FINOVA FINANCE LIMITED

                              GREYHOUND GUARANTY LIMITED

                              GREYFIN SERVICES LIMITED

                              TOWNMEAD GARAGES LIMITED

                              GREYHOUND CREDIT LIMITED

                              FINOVA CAPITAL CORPORATION LIMITED

                              GREYHOUND FINANCIAL SERVICES LIMITED

                              THE FINOVA GROUP LIMITED

                              FINOVA HEALTH CARE FINANCE LIMITED

                              By:  /s/ Robert Gordon
                                   ------------------------------
                                   Name: Robert Gordon
                                   Title:  Director

                              By:  /s/ Peter Rathbone
                                   ------------------------------
                                   Name: Peter Rathbone
                                   Title:  Director/Secretary

Acknowledged and agreed to
as of the date first above written:

BERKADIA LLC

By:   BERKADIA MANAGEMENT LLC, its
      Manager


      By: /s/ Marc D. Hamburg
          ______________________________
      Name:   Marc D. Hamburg
      Title:  President


THE FINOVA GROUP INC.

By: /s/ Richard Liberman
    ____________________________________
    Name: Richard Liberman
    Title:

                                                                       Exhibit A

                               Guaranty Supplement

          The undersigned hereby agrees to be bound as a Subsidiary Guarantor for purposes of the Guaranty dated as of August 21, 2001 (the "Subsidiary Guaranty"), among certain Subsidiaries of FINOVA Capital Corporation listed on the signature pages thereof and acknowledged by Berkadia LLC, as Lender, and The FINOVA Group Inc., and the undersigned hereby acknowledges receipt of a copy of the Subsidiary Guaranty. Capitalized terms used herein but not defined herein are used with the meanings given them in the Subsidiary Guaranty.

          Agreed to this __ day of _________, ____.



                                        [NAME OF SUBSIDIARY GUARANTOR]

                                        By: ____________________________
                                             Name:
                                             Title:

Acknowledged and agreed to
as of the date set forth above:

BERKADIA LLC

By:   BERKADIA MANAGEMENT LLC, its
      Manager


      By: _________________________
      Name:
      Title:


THE FINOVA GROUP INC.

By: _______________________________
     Name:
     Title:



                               Guaranty Supplement